UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 E. 2nd Street
Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

817 E. 4th Street
Tulsa, Oklahoma 74120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Membership Interest Purchase Agreement

On May 6, 2026, Suncrete, Inc., a Delaware corporation (the “Company”), through its subsidiary Hope Concrete, LLC, a Texas limited liability company (“Purchaser”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) and related agreements with the owners of Nelson Bros. Ready Mix, LLC, a Texas limited liability company (the “Target”), to acquire 100% of the ownership interests of Target and its subsidiary, R & R Trucking LLC, a Texas limited liability company (collectively with the Target, the “Acquired Companies”). The Acquired Companies are in the business of concrete manufacturing, concrete production, concrete sales, and trucking for their concrete operations (including trucking of concrete, sand, rock, cement, and fly ash for use in concrete manufacturing and production). On May 6, 2026, the Company completed the acquisition of the Acquired Companies pursuant to the Purchase Agreement (the “Acquisition”). The owners of the Acquired Companies who are also parties to the Purchase Agreement, were Randell R. Owens, Ronda A. Owens, JAO, LLC, a Texas limited liability company (“JAO”), and Owens Regional Investments, LLC, a Texas limited liability company (“Owens Regional,” and collectively, with Mr. Owens, Ms. Owens and JAO, the “Sellers”), and Jacob Owens in his capacity as representative of the Sellers.

The aggregate consideration for the Acquisition consisted of (i) 1,296,456 shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) issued to the Sellers (the “Stock Consideration”) and (ii) a $42.3 million net cash payment at closing. In addition, the Sellers will be eligible to receive a contingent earnout payment of up to $18.0 million based on the achievement of a specified trailing twelve-month materials spread target by the Acquired Companies, measured as of the end of any full calendar quarter ending during the five-year period following the closing of the Acquisition, with Purchaser having the option to satisfy up to 50% of any such earnout payment by issuing shares of Class A Common Stock in lieu of cash (the “Earnout Stock Consideration”) at a future average closing stock price, subject to applicable Nasdaq listing rules and other limitations on the issuance of Earnout Stock Consideration set forth in the Purchase Agreement.

 The Purchase Agreement contains customary representations, warranties and covenants of the Sellers and Purchaser. The representations and warranties set forth in the Purchase Agreement were made solely for the benefit of the parties thereto, and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other parties in accordance with the Purchase Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates specified in the Purchase Agreement. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Purchaser, the Acquired Companies or their respective subsidiaries or affiliates.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in this Current Report on Form 8-K under Item 1.01 regarding the Acquisition is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Stock Consideration and the Earnout Stock Consideration is incorporated herein by reference in its entirety.

The issuance of the Stock Consideration was made, and the issuance of the Earnout Stock Consideration, if any, will be made, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 7.01 Regulation FD Disclosure

On May 7, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file any financial statements required by Item 9.01(a) with respect to the Acquisition described in Item 2.01 of this Current Report by amendment to this Current Report as soon as practicable and, in any event, not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) with respect to the Acquisition described in Item 2.01 of this Current Report by amendment to this Current Report as soon as practicable and, in any event, not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(d) Exhibits

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated May 6, 2026, by and among Randell R. Owens, Ronda A. Owens, JAO, LLC, and Owens Regional Investments, LLC, as sellers, Jacob Owens, as sellers representative, and Hope Concrete, LLC, as purchaser.
99.1	Press Release, issued May 7, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: May 7, 2026	By:	/s/ Randall Edgar
		Name:	Randall Edgar
		Title:	Chief Executive Officer